Timothy Plan Small Cap Value Fund Class I

Timothy Plan Large/Mid Cap Value Fund Class I

Timothy Plan Small Mid Cap Growth (FKA Aggressive Growth) Fund Class I

Timothy Plan Large/Mid Cap Growth Fund Class I

Timothy Plan Growth & Income Fund Class I

Timothy Plan Fixed Income Fund Class I

Timothy Plan High Yield Bond Fund Class I

Timothy Plan International Fund Class I

Timothy Plan Israel Common Values Fund Class I

Timothy Plan Defensive Strategies Fund Class I

Timothy Plan Strategic Growth Fund Class I

Timothy Plan Conservative Growth Fund Class I

Supplement dated February 23, 2024

To the Statutory Prospectus dated February 1, 2024

Effective February 28, 2024, the following paragraph, found on page 85 is deleted in its entirety:

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Class A Funds through an Automatic Investment Plan (the “AIP”). The AIP provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the AIP by filling out the AIP application, included with this Prospectus. A $50 minimum investment must be included with your application. You will also be asked to provide the frequency and dollar amount of your automatic investment as well as month and day you want your deposit to begin. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House member for automatic withdrawals under the AIP. The Trust may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at (800) 662-0201.

This supplement should be read in conjunction with the Statutory Prospectus